Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3

Dated as of January 10, 2020

to

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of August 28, 2019

THIS AMENDMENT NO. 3 (this “Amendment”) is made as of January 10, 2020 (the “Effective Date”) by and among (i) Hillenbrand, Inc. (the “Company”), (ii) the parties identified as Subsidiary Borrowers on the signature pages hereof (each a “Subsidiary Borrower” and, collectively with the Company, the “Borrowers”), (iii) the Lenders party hereto (the “Lenders”) and (iv) JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Third Amended and Restated Credit Agreement dated as of August 28, 2019 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders agree to make certain modifications to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.            Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below the Credit Agreement is hereby amended as follows:

(a)    The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is restated in its entirety as follows:

““Applicable Rate” means:

(a) for any day, with respect to any Eurocurrency Revolving Loan, any BA Equivalent Revolving Loan, any ABR Revolving Loan, any Canadian Base Rate Revolving Loan or with respect to any Commercial Letter of Credit or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurocurrency/BA Equivalent Revolving Spread”, “ABR/Canadian Base Rate Revolving Spread”, “Facility Fee Rate” or “Commercial Letter of Credit Rate”, as the case may be, based upon the Leverage Ratio applicable on such date:

	Leverage Ratio:	Eurocurrency / BA Equivalent Revolving Spread	ABR / Canadian Base Rate Revolving Spread	Commercial Letter of Credit Rate	Facility Fee Rate
Category 1:	< 1.00 to 1.00	0.90%	0%	0.6375%	0.10%
Category 2:	≥ 1.00 to 1.00 but < 1.50 to 1.00	1.00%	0%	0.7125%	0.125%
Category 3:	≥ 1.50 to 1.00 but < 2.00 to 1.00	1.10%	0.10%	0.7875%	0.15%
Category 4:	≥ 2.00 to 1.00 but < 2.50 to 1.00	1.175%	0.175%	0.84375%	0.20%
Category 5:	≥ 2.50 to 1.00 but < 3.00 to 1.00	1.275%	0.275%	0.90%	0.225%
Category 6:	≥ 3.00 to 1.00 but < 4.00 to 1.00	1.50%	0.50%	1.05%	0.25%
Category 7:	≥ 4.00 to 1.00	1.60%	0.60%	1.15%	0.275%

(b) for any day, with respect to any Eurocurrency Term A-1 Loan or any ABR Term A-1 Loan, as the case may be, the applicable rate per annum set forth below under the caption “Eurocurrency Term A-1 Loan Spread”, “ABR Term A-1 Loan Spread”, as the case may be, based upon the Leverage Ratio applicable on such date:

	Leverage Ratio:	Eurocurrency Term A-1 Loan Spread	ABR Term A-1 Loan Spread
Category 1:	< 1.00 to 1.00	1.00%	0%
Category 2:	≥ 1.00 to 1.00 but < 1.50 to 1.00	1.125%	0.125%
Category 3:	≥ 1.50 to 1.00 but < 2.00 to 1.00	1.25%	0.25%
Category 4:	≥ 2.00 to 1.00 but < 2.50 to 1.00	1.375%	0.375%
Category 5:	≥ 2.50 to 1.00 but < 3.00 to 1.00	1.50%	0.50%
Category 6:	≥ 3.00 to 1.00 but < 4.00 to 1.00	1.75%	0.75%
Category 7:	≥ 4.00 to 1.00	1.875%	0.875%

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(c) for any day, with respect to any Eurocurrency Term A-2 Loan or any ABR Term A-2 Loan, as the case may be, the applicable rate per annum set forth below under the caption “Eurocurrency Term A-2 Loan Spread”, “ABR Term A-2 Loan Spread”, as the case may be, based upon the Leverage Ratio applicable on such date:

	Leverage Ratio:	Eurocurrency Term A-2 Loan Spread	ABR Term A-2 Loan Spread
Category 1:	< 1.00 to 1.00	0.875%	0%
Category 2:	≥ 1.00 to 1.00 but < 1.50 to 1.00	1.00%	0%
Category 3:	≥ 1.50 to 1.00 but < 2.00 to 1.00	1.125%	0.125%
Category 4:	≥ 2.00 to 1.00 but < 2.50 to 1.00	1.25%	0.25%
Category 5:	≥ 2.50 to 1.00 but < 3.00 to 1.00	1.375%	0.375%
Category 6:	≥ 3.00 to 1.00 but < 4.00 to 1.00	1.625%	0.625%
Category 7:	≥ 4.00 to 1.00	1.75%	0.75%

For purposes of the foregoing clauses (a), (b) and (c),

(i)    if at any time the Company fails to deliver the Financials by the date the Financials are due pursuant to Section 5.01, Category 7 shall be deemed applicable for the period commencing three (3) Business Days after the required date of delivery and ending on the date which is three (3) Business Days after the Financials are actually delivered, after which the Category shall be determined in accordance with the table above as applicable;

(ii)   adjustments, if any, to the Category then in effect shall be effective three (3) Business Days after the Administrative Agent has received the applicable Financials (it being understood and agreed that each change in Category shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change);

(iii)  notwithstanding the foregoing, Category 1 shall be deemed to be applicable from and after the Effective Date (or, solely with respect to Term A-2 Loans, from and after the Amendment No. 1 Effective Date) until the Administrative Agent’s receipt of the Financials for the Company’s fiscal year ending on or about September 30, 2019 and adjustments to the Category then in effect shall thereafter be effected in accordance with the preceding paragraphs; and

(iv)   notwithstanding the foregoing (including the immediately preceding clause (iii)), Category 6 shall be deemed to be applicable from and after the Term Loan Funding Date until the Administrative Agent’s receipt of the Financials for the Company’s first fiscal quarter ending after the Term Loan Funding Date and adjustments to the Category then in effect shall thereafter be effected in accordance with the preceding paragraphs (i) and (ii).”

(b)    Section 6.10(a) of the Credit Agreement is restated in its entirety as follows:

“(a)  Maximum Leverage Ratio. The Company will not permit the ratio (the “Leverage Ratio”), determined as of the last day of each of its fiscal quarters ending on and after September 30, 2019, of (i) (x) Consolidated Indebtedness minus (y) the Liquidity Amount, in each case as of the last day of such fiscal quarter to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the last day of such fiscal quarter, all calculated for the Company and its Subsidiaries on a consolidated basis, to be greater than 3.50 to 1.00; provided that (x) the Company may, by written notice to the Administrative Agent for distribution to the Lenders and not more than twice during the term of this Agreement, elect to increase the maximum Leverage Ratio to 4.00 to 1.00 for a period of three (3) consecutive fiscal quarters in connection with an acquisition that involves the payment of consideration by the Company and/or its Subsidiaries in excess of $75,000,000 occurring during the first of such three fiscal quarters (each such period, an “Adjusted Covenant Period”) and (y) notwithstanding the foregoing clause (x), the Company may not elect an Adjusted Covenant Period for at least two (2) full fiscal quarters following the end of an Adjusted Covenant Period before a new Adjusted Covenant Period is available again pursuant to the preceding clause (x) for a new period of three (3) consecutive fiscal quarters. For purposes of calculations under this Section 6.10(a), Consolidated Indebtedness shall not include 75% of the principal amount of any mandatorily convertible unsecured bonds, debentures, preferred stock or similar instruments in a principal amount not to exceed $500,000,000 in the aggregate during the term of this Agreement which are payable in no more than three years (whether by redemption, call option or otherwise) solely in common stock or other common equity interests.

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Notwithstanding the foregoing, the following change shall be automatically deemed to be made to Section 6.10(a) on, and with effect as of, the date on which (1) a change that is the substantial equivalent of the following change is made to the corresponding provision of both the “LG Facility Agreement” and the “Shelf Agreement”, in each case as defined in the Company’s most recent applicable filings with the SEC and (2) the Administrative Agent shall have received from the Company an executed copy of each such amendment making such conforming change, in each case such amendment being confirmed by the Company in writing to be effective:

A new sentence will be added to the end of Section 6.10(a) as follows:

“For purposes of calculations under this Section 6.10(a), prior to the consummation of the Bengal Acquisition (or during the period from the Effective Date until the date that is 90 days after the termination of the Bengal Acquisition Agreement), Consolidated Indebtedness shall not include Specified Senior Notes Indebtedness; provided that (a) the release of the proceeds of the Specified Senior Note Indebtedness to the Company and its Subsidiaries is contingent upon the consummation of the Bengal Acquisition and, pending such release, such proceeds are held in escrow (and, if the Bengal Acquisition Agreement is terminated prior to the consummation of the Bengal Acquisition or if the Bengal Acquisition is otherwise not consummated by the date specified in the Specified Senior Notes Indenture, such proceeds shall be promptly applied to satisfy and discharge all obligations of the Company and its Subsidiaries in respect of the Specified Senior Notes Indebtedness) or (b) the Specified Senior Notes Indenture contains a “special mandatory redemption” provision (or other similar provision) or otherwise permits the Specified Senior Notes Indebtedness to be redeemed or prepaid if the Bengal Acquisition is not consummated by the date specified in the Specified Senior Notes Indenture (and if the Bengal Acquisition Agreement is terminated in accordance with its terms prior to the consummation of the Bengal Acquisition or the Bengal Acquisition is otherwise not consummated by the date specified in the Specified Senior Notes Indenture, the Specified Senior Notes Indebtedness is so redeemed or prepaid within 90 days of such termination or such specified date, as the case may be).”

Notwithstanding the foregoing, the following change shall be automatically deemed to be made to Section 6.10(a) on the date on which (1) a change that is the substantial equivalent of the following change is made to the corresponding provision of both the “LG Facility Agreement” and the “Shelf Agreement”, in each case as defined in the Company’s most recent applicable filings with the SEC and (2) the Administrative Agent shall have received from the Company an executed copy of each such amendment making such conforming change, in each case such amendment being confirmed by the Company in writing to be effective:

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The first sentence of Section 6.10(a) shall be restated in its entirety, effective as of December 31, 2019, as follows:

“The Company will not permit the ratio (the “Leverage Ratio”), determined as of the last day of each of its fiscal quarters ending on and after December 31, 2019, of (i) (x) Consolidated Indebtedness minus (y) the Liquidity Amount, in each case as of the last day of such fiscal quarter to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the last day of such fiscal quarter, all calculated for the Company and its Subsidiaries on a consolidated basis, to be greater than (A) 4.50 to 1.00 for the fiscal quarters ending December 31, 2019 and March 31, 2020, (B) 4.25 to 1.00 for the fiscal quarter ending June 30, 2020, (C) 4.00 to 1.00 for the fiscal quarter ending September 30, 2020, (D) 3.75 to 1.00 for the fiscal quarter ending December 31, 2020 and (E) 3.50 to 1.00 for the fiscal quarter ending March 31, 2021 and each fiscal quarter ending thereafter; provided that the Company may, on or after January 1, 2021, by written notice to the Administrative Agent for distribution to the Lenders (which notice may be in the compliance certificate delivered by the Company pursuant to Section 5.01(c) for the applicable fiscal quarter) and not more than once during the term of this Agreement, elect to increase the maximum Leverage Ratio to 4.00 to 1.00 for a period of three (3) consecutive fiscal quarters in connection with an acquisition that involves the payment of consideration by the Company and/or its Subsidiaries in excess of $75,000,000 occurring during the first of such three fiscal quarters.””

2.             Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent.

(b) The Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors.

(c) The Administrative Agent shall have received for the account of each Lender that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to the amount previously disclosed to the Lenders.

(d) The Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in accordance with the Loan Documents.

3.            Representations and Warranties of the Borrowers. Each Borrower for itself hereby represents and warrants as follows:

(a)    This Amendment and the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”) constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(b)    As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Amended Credit Agreement are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects) (except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct as of such earlier date).

4.             Reference to and Effect on the Credit Agreement.

(a)    The parties hereto acknowledge and agree that the Company is contemplating changing its fiscal year to end on December 31 of each calendar year rather than on September 30. The parties hereto acknowledge and agree that such change is not prohibited by the Credit Agreement.

(b)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.

(c)    Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(d)    Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(e)    This Amendment shall be a Loan Document.

5.             Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.             Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.             Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HILLENBRAND, INC.,
as the Company

By	/s/ Theodore S. Haddad, Jr.
Name: Theodore S. Haddad, Jr.
Title: Vice President and Treasurer

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

Hillenbrand Luxembourg S.À R.L.,
as a Subsidiary Borrower

By	/s/ Theodore S. Haddad, Jr.
Name: Theodore S. Haddad, Jr.
Title: Category A Manager

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

COPERION K-Tron (Schweiz) GmbH,
as a Subsidiary Borrower

By	/s/ Theodore S. Haddad, Jr.
Name: Theodore S. Haddad, Jr.
Title: Authorised Signatory

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

Hillenbrand Switzerland GmbH,
as a Subsidiary Borrower

By	/s/ Theodore S. Haddad, Jr.
Name: Theodore S. Haddad, Jr.
Title: Chairman of the Board of Managing Officers

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

Batesville Canada Ltd.,
as a Subsidiary Borrower

By	/s/ Theodore S. Haddad, Jr.
Name: Theodore S. Haddad, Jr.
Title: Treasurer

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

JeffREy Rader Canada Company,
as a Subsidiary Borrower

By	/s/ Theodore S. Haddad, Jr.
Name: Theodore S. Haddad, Jr.
Title: Assistant Treasurer

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

Rotex Europe Ltd,
as a Subsidiary Borrower

By	/s/ Theodore S. Haddad, Jr.
Name: Theodore S. Haddad, Jr.
Title: Authorised Signatory

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

COPERION GMBH,
as a Subsidiary Borrower

By	/s/ Kimberly Karen Ryan
Name: Kimberly Karen Ryan
Title: Managing Director

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

HILLENBRAND GERMANY HOLDING GMBH,
as a Subsidiary Borrower

By	/s/ Kimberly Karen Ryan
Name: Kimberly Karen Ryan
Title: Managing Director

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative
Agent

By	/s/ Lisa Whatley
Name: Lisa Whatley
Title: Managing Director

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Lender

By	/s/ James M. Stehlik
Name: James M. Stehlik
Title: Senior Vice President

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

CITIZENS BANK, N.A.,
as a Lender

By	/s/ Jonathan Gleit
Name: Jonathan Gleit
Title: Senior Vice President

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

BMO HARRIS FINANCING, INC., as a Lender

By	/s/ Betsy Phillips
Name: Betsy Phillips
Title: Director

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By	/s/ Graeme Robertson
Name: Graeme Robertson
Title: Managing Director

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ David C. Beckett
Name: David C. Beckett
Title: Senior Vice President

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By	/s/ Kathryn Schad Reuther
Name: Kathryn Schad Reuther
Title: Senior Vice President

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By	/s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

TRUIST BANK, FORMERLY KNOWN AS BRANCH BANKING AND TRUST COMPANY, as a Lender

By	/s/ Ryan T. Hamilton
Name: Ryan T. Hamilton
Title: Senior Vice President

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By	/s/ Michael Ravelo
Name: Michael Ravelo
Title: Managing Director

By	/s/ John W. Deegan
Name: John W. Deegan
Title: Director

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ David Izard
Name: David Izard
Title: Senior Vice President

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

BANK OF AMERICA, N.A., as a Lender

By	/s/ Matthew Doye
Name: Matthew Doye
Title: Senior Vice President

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

SANTANDER BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Donna Cleary
Name: Donna Cleary
Title: Senior Vice President

Signature Page to Amendment No. 3 to
Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Third Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of August 28, 2019, by and among Hillenbrand, Inc. (the “Company”), the Subsidiary Borrowers (collectively with the Company, the “Borrowers”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 3 is dated as of January 10, 2020 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

This Consent and Reaffirmation shall be construed in accordance with and governed by the law of the State of New York. This Consent and Reaffirmation may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent and Reaffirmation by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Consent and Reaffirmation.

Dated January 10, 2020

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

BATESVILLE SERVICES, INC.		BATESVILLE CASKET COMPANY, INC.

By:	/s/ Theodore S. Haddad, Jr.	By:	/s/ Theodore S. Haddad, Jr.
Name: Theodore S. Haddad, Jr.		Name: Theodore S. Haddad, Jr.
Title: Vice President and Treasurer		Title: Vice President and Treasurer

BATESVILLE MANUFACTURING, INC.		PROCESS EQUIPMENT GROUP, INC.

By:	/s/ Theodore S. Haddad, Jr.	By:	/s/ Theodore S. Haddad, Jr.
Name: Theodore S. Haddad, Jr.		Name: Theodore S. Haddad, Jr.
Title: Vice President and Treasurer		Title: Treasurer

K-TRON INVESTMENT CO.		ROTEX GLOBAL, LLC

By:	/s/ Theodore S. Haddad, Jr.	By:	/s/ Theodore S. Haddad, Jr.
Name: Theodore S. Haddad, Jr.		Name: Theodore S. Haddad, Jr.
Title: Assistant Treasurer		Title: Assistant Treasurer

coperion k-tron pitman, inc.		terrasource global corporation

By:	/s/ Theodore S. Haddad, Jr.	By:	/s/ Theodore S. Haddad, Jr.
Name: Theodore S. Haddad, Jr.		Name: Theodore S. Haddad, Jr.
Title: Assistant Treasurer		Title: Assistant Treasurer

coperion corporation		RED VALVE COMPANY, INC.

By:	/s/ Theodore S. Haddad, Jr.	By:	/s/ Theodore S. Haddad, Jr.
Name: Theodore S. Haddad, Jr.		Name: Theodore S. Haddad, Jr.
Title: Vice President and Assistant Treasurer		Title: Assistant Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 3 to

Third Amended and Restated Credit Agreement

(Hillenbrand, Inc., et al.)